                                                                 EXHIBIT 10.22.1

                      MINOLTA AND T/R DEVELOPMENT AGREEMENT
                                    ADDENDUM

This ADDENDUM is entered into as of April 10th, 2000 (hereinafter " Effective Date ") by and between T/R and MINOLTA, pursuant to the provisions of the MASTER DEVELOPMENT AGREEMENT between those parties dated April 10, 2000 (hereinafter "MDA"). This ADDENDUM shall be effective as of Effective Date and shall continue in full force and effect until FINAL ACCEPTANCE. The terms and conditions of the MDA shall apply to all work performed under this ADDENDUM and the capitalized terms used in this ADDENDUM shall have the meaning set forth in the MDA. This ADDENDUM consists of the following attachments:

                  Exhibit A - Scope of PROJECT
                  Exhibit B - PRODUCT SPECIFICATIONS
                  Exhibit C - DELIVERABLES
                  Exhibit D - PROJECT SCHEDULE
                  Exhibit E - Payment and Payment Schedule
                  Exhibit F - Specification of MINOLTA's products
                  Exhibit G - Miscellaneous

IN WITNESS WHEREOF, the parties have executed this ADDENDUM by their authorized representatives as of the Effective Date.

T/R SYSTEMS INC.                     MINOLTA CO., LTD.


  /s/ Michael E. Kohlsdorf             /s/ Yoshisuke Takekida
-----------------------------        ---------------------------------
(signed)                             (signed)

Michael E. Kohlsdorf                 Yoshisuke Takekida
-----------------------------        ---------------------------------
(printed name)                       (printed name)

                                     General Manager
President and CEO                    Systems Development Center
-----------------------------        ---------------------------------
(title)                              (title)

  Jan. 31, 2001                        Jan. 29, 2001
-----------------------------        ---------------------------------
(date)                               (date)



* Confidential information has been omitted and filed separately with the Commission.

                                    EXHIBIT A
                                Scope of PROJECT

T/R shall undertake and fulfill the development of [ * ], so as to permit MINOLTA's products identified in Exhibit F to connect to and be controlled by the MicroPress commercial printing system in according with the PRODUCT SPECIFICATION attached hereto as Exhibit B (hereinafter "PRODUCT"), and to the PROJECT SCHEDULE attached hereto as Exhibit D (hereinafter "DEVELOPMENT").



* Confidential information has been omitted and filed separately with the Commission.

                                    Exhibit B
                             PRODUCT SPECIFICATIONS
                             SPECIFICATION OVER VIEW
[ * ]





* Confidential information has been omitted and filed separately with the Commission.

                                    Exhibit C
                                  DELIVERABLES


    -------------------------    ---------------------    -----------------    ------------------------
    T/R DELIVERABLES                     Item             Exclusive or Non-           Description
                                                             Exclusive
    -------------------------    ---------------------    -----------------    ------------------------
               [ * ]                    [ * ]                Exclusive          [ * ] Print Drivers for
      Communication Hardware                                                       Mac and Windows
                                                                                  Operating Systems
    -------------------------    ---------------------    -----------------    ------------------------
    Technology and Software          [ * ] Enable            Exclusive           Enables Support for
    Packages                           Software                                         [ * ]
    -------------------------    ---------------------    -----------------    ------------------------
                                    [ * ] PPDs for           Exclusive          [ * ] Print Drivers for
                                    Printer Drivers                                 Mac and Windows
                                                                                   Operating Systems
    -------------------------    ---------------------    -----------------    ------------------------
    MicroPress Cluster Server          Computer            Non-Exclusive         Intel PC Architecture
                                                                                    Server System
    -------------------------    ---------------------    -----------------    ------------------------
    Server Software                  Host Adapter          Non-Exclusive        Network Interface Card
    [ * ] dedicated functions                                                     10Base/100Base TX
    -------------------------    ---------------------    -----------------    ------------------------
                                    Ethernet Cable         Non-Exclusive          Ethernet Cable to
                                                                               connect Host Adapter to
                                                                                        [ * ]
    -------------------------    ---------------------    -----------------    ------------------------
    Technology and Software          Base Software         Non-Exclusive            RIP,PSM,[ * ]
    Packages                                                                        Enable([ * ]
                                                                                       Enable is
                                                                                    Exclusive, seeX2)
    -------------------------    ---------------------    -----------------    ------------------------
                                   Optional Software       Non-Exclusive           All Other Release
                                                                                   Software Modules
    -------------------------    ---------------------    -----------------    ------------------------



* Confidential information has been omitted and filed separately with the Commission.

    -----------------------         --------------------------------------------
    MINOLTA DELIVERABLES            Description
    -----------------------         --------------------------------------------
    [ * ] Copier                    [ * ] set of [ * ] Copier
                                    [ * ] Copier, Finishers, Large Capacity Tray
    -----------------------         --------------------------------------------
    Reference Controller            [ * ] Controller
    -----------------------         --------------------------------------------
    Specifications                  Video Interface Specification
                                    Product Specification
                                    Functional Specification
                                    Inspection Specification
    -----------------------         --------------------------------------------



* Confidential information has been omitted and filed separately with the Commission.

                                    Exhibit D
                                PROJECT SCHEDULE


T/R shall deliver MINOLTA the following T/R DELIVERABLES in accordance with the following schedule.


Alpha Version of PRODUCT                                      [ * ]
Beta Version of PRODUCT                                       [ * ]
Final Candidate Version of PRODUCT                            [ * ]
Golden Master of PRODUCT                                      [ * ]

The schedule is subject to change based on a change in the scope of the project and/or deliverables. T/R and MINOLTA shall mutually agree to any changes in the schedule.




* Confidential information has been omitted and filed separately with the Commission.

                                    Exhibit E
                          Payment and Payment Schedule

1. MINOLTA shall pay [ * ] to T/R as entire development fee ("DEVELOPMENT fee") for the PROJECT and deliver to T/R the devices specified in Exhibit C.

2. DEVELOPMENT fee shall be paid in accordance with the following schedule.

------------    -------------    ----------------------------------------------
  PAYMENT           AMOUNT                            TIMING
------------    -------------    ----------------------------------------------
 Payment #1         $[ * ]       Within [ * ] days after the last signature of
                                 this Addendum
------------    -------------    ----------------------------------------------
 Payment #2         $[ * ]       Within [ * ] days after the FINAL ACCEPTANCE
------------    -------------    ----------------------------------------------



* Confidential information has been omitted and filed separately with the Commission.

                                    Exhibit F
                       Specification of MINOLTA's products

[ * ]





* Confidential information has been omitted and filed separately with the Commission.

                                    Exhibit G
                                  Miscellaneous

1. The information for the PROJECT disclosed by T/R and MINOLTA to the other party from April 10th, 2000 to Effective Date shall be treated under Paragraph 14 of the MDA.

2. Notwithstanding Paragraph 1 hereof, the information for the PROJECT disclosed by MINOLTA to T/R with a notice which is clearly marked "[ * ] Confidential Information" (hereinafter "[ * ] Confidential Information") shall be treated as follows:

         1) T/R shall keep confidential and not make disclosure (including the filing of patent applications) of [ * ] Confidential Information to any third party.

         2) T/R shall limit access to [ * ] Confidential Information only to T/R's employees who have a need to know it for the purpose provided Paragraph 3) herein. T/R shall take strict precautions to prevent any disclosure of [ * ] Confidential Information by such employees to any third party or to any other employees.

         3) T/R shall use all or partial [ * ] Confidential Information for the PROJECT and the manufacture of PRODUCT and not use it for any other purpose without MINOLTA's prior written consent.

         4) T/R shall not reproduce or redistribute [ * ] Confidential Information without MINOLTA's prior written consent. As to [ * ] Confidential Information disclosed electronically, T/R may print out only one copy of such information.

         5) T/R shall promptly destroy or erase all or partial [ * ] Confidential Information including all copies thereof if permitted under Paragraph 4) upon the MINOLTA's request. If MINOLTA requests that T/R return all or partial [ * ] Confidential Information to MINOLTA, T/R shall promptly comply with such request.

         6) T/R shall keep [ * ] Confidential Information separately from any other documents for the implementation of T/R's obligation hereof and appoint a responsible person who shall manage [ * ] Confidential Information.

         7) T/R's obligation regarding [ * ] Confidential Information hereof shall remain effective until August 3, 2003.


* Confidential information has been omitted and filed separately with the Commission.